UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2019

CB FINANCIAL SERVICES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-36706	51-0534721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 N. Market Street, Carmichaels, Pennsylvania 15320

(Address of principal executive offices, including zip code)

(724) 966-5041

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common stock, par value $0.4167 per share	CBFV	The Nasdaq Stock Market, LLC
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

CB Financial Services, Inc. (the “Company”) held its annual meeting of stockholders on May 15, 2019. The final voting results as to each matter submitted to a vote of stockholders are as follows:

1.	The following individuals were elected as directors for a three-year term and until their successors are elected and qualified, by the following vote:

Name	For	Withheld	Broker Non-Votes

Jonathan A. Bedway	3,142,054	286,551	1,165,678
Richard B. Boyer	3,184,847	243,758	1,165,678
Charles R. Guthrie, CPA	3,025,179	403,426	1,165,678
Joseph N. Headlee	2,994,084	434,521	1,165,678
Patrick G. O’Brien	3,240,170	188,435	1,165,678

2.	The appointment of Baker Tilly Virchow Krause, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was ratified by the following vote:

For	Against	Abstain	Broker Non-Votes

4,482,012	42,671	69,600	-0-

Item 7.01	Regulation FD Disclosure.

On May 15, 2019, Mr. O’Brien delivered a presentation to the attendees of the Company’s 2019 Annual Shareholders’ Meeting. A copy of the “CB Financial Services, Inc. – Shareholder Presentation” is furnished herewith as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

Item 8.01	Other Events.

On May 15, 2019, Ralph J. Sommers, Jr., stepped down as chairman of the Board of the Company and of its subsidiary bank, Community Bank, in accordance with the Company’s succession plan. Mr. Sommers continues to serve as a director of both organizations. Vice Chairman Mark E. Fox assumed the role of Chairman of the Board of both organizations. Audit Committee Chairman, Charles R. Guthrie, CPA, assumed the role of Vice Chairman of both organizations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1 CB Financial Services, Inc. – Shareholder Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CB FINANCIAL SERVICES, INC.

Date: May 20, 2019	By:	/s/ Kevin D. Lemley
Kevin D. Lemley
Executive Vice President and Chief Financial Officer